EXHIBIT 99.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-87344, 333-76367 and 333-59672) and the Registration Statement on Form S-3 (No. 333-90374) of Merix Corporation of our report dated November 29, 2005 relating to the consolidated financial statements of Eastern Pacific Circuits Limited which appear in the Current Report on Form 8-K/A of Merix Corporation dated December 15, 2005.

PricewaterhouseCoopers

Hong Kong

December 12, 2005